TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX Third Avenue Value
Supplement dated May 30, 2007 to the Statement of Additional Information
dated December 27, 2006, as supplemented May 1, 2007
The following supplements certain information in the Statement of Additional Information on page A-1 of “Appendix A — Portfolio Manager Information”:
As of May 1, 2007, Kathleen Crawford, assistant portfolio manager of the Fund, also managed 5 registered investment accounts with assets of approximately $2,565 million; 1 other pooled investment vehicle with assets of approximately $11 million; and no other accounts. One of these has an advisory fee based on the performance of the account.
Ownership of Securities
As of May 1, 2007, none of the portfolio managers beneficially owned any equity securities in the Fund.

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Investors Should Retain This Supplement for Future Use